Exhibit 99.3

HERITITAGE COMMERCE CORP AND BVF/CSNK ACQUISITION CORP.

Unaudited Pro Forma Condensed Combined Financial Information

As of and for the six months ended June 30, 2014 and the year ended December 31, 2013

On October 9, 2014, Heritage Commerce Corp (“the Company”) announced that the Registrant’s bank subsidiary, Heritage Bank of Commerce (“HBC”), entered into a Stock Purchase Agreement (“Purchase Agreement”) with BVF/CSNK Acquisition Corp., a Delaware corporation (“Bay View Funding” or “BVF”) and its stockholders, pursuant to which HBC agreed to acquire all of the outstanding common stock from the stockholders of BVF for an aggregate purchase price of $22,520,000. The acquisition was completed on November 1, 2014 and BVF became a wholly-owned subsidiary of HBC. At the Closing HBC delivered as payment on account of the purchase price $20,268,000 of the total purchase price, and $2,252,000, or 10%, was deposited into an escrow account with an independent escrow agent to support the payment of indemnification claims, if any, of HBC against BVF stockholders pursuant to the Purchase Agreement. The escrow account will be released to the stockholders 18 months from the closing date, net of any payments made to HBC or amounts received for unresolved claims submitted by HBC. Based in Santa Clara, California, BVF is the parent company of CSNK Working Capital Finance Corp. dba Bay View Funding, which provides business-essential working capital factoring financing to various industries throughout the United States.

On November 5, 2014 HBC contributed $1,000,000 to BVF as an equity investment.  Subsequently, BVF paid off its related party line of credit of $1,000,000 and accrued interest of $1,000.

On November 7, 2014, BVF obtained a subordinated loan in the amount of $2,500,000 from HBC, with an interest rate equal to the Prime Rate as published in The Wall Street Journal and a maturity date of April 30, 2015.

HBC invested an additional $40,000,000 in the Company to pay off the outstanding balance on the $32,500,000 revolving bank line of credit and to provide working capital for future growth as follows: (1) on December 16, 2014, HBC contributed to BVF $16,000,000 as an equity investment, which was used to pay down the $32,500,000 revolving bank line of credit; and (2) on December 17, 2014, BVF obtained a $24,000,000 revolving line of credit from HBC, with an interest rate equal to the Prime Rate as published in The Wall Street Journal and a maturity date of December 16, 2015.  Subsequently, BVF closed out its $32,500,000 revolving bank line of credit, paying off the remaining unpaid principal outstanding of $14,002,000.  HBC paid the prepayment penalty of $325,000 on the BVF $32,500,000 revolving bank line of credit.  BVF also paid off the $2,500,000 subordinated loan from HBC.

In April 2013, BVF’s wholly-owned subsidiary CSNK Working Capital Finance Corp. leased approximately 7,440 square feet of a two-story multi-tenant office building located at 2933 Bunker Hill Lane, Santa Clara, CA 95054.  The current monthly rent payment is $16,476 and is subject to annual increases of 3% until the lease expires in April 2017.  On November 1, 2014, the lease was estimated to be $109,000 below fair market value, which is being amortized over three years.

Customer relationship and brokered relationship intangible assets of $1,900,000 resulted from the Bay View Funding acquisition.  The assets are initially measured at fair value and then are amortized on the straight-line method over their estimated useful lives.  The customer relationship and brokered relationship intangible assets from the Bay View Funding acquisition are being amortized over 10 years.

The Chief Executive Officer of BVF entered into a three-year non-compete agreement with HBC.  On November 1, 2014 the estimated fair value of the non-compete agreement was $250,000, which is being amortized over three years.

Estimated goodwill of $13,347,000 on November 1, 2014 resulted from the acquisition Bay View Funding, which represents the excess of the purchase price over the fair value of acquired tangible assets and liabilities and identifiable intangible assets.

Goodwill is assessed at least annually for impairment and any such impairment is recognized in the period identified.

HBC expects to incur pre-tax acquisition and integration costs of approximately $1,000,000, as reflected in the following table:

Legal	$276,000
Accounting and Tax	103,000
Prepayment penalty on bank line of credit	325,000
Other acquisition related fees	164,000
Estimated future integration costs & other	132,000
Total acquisition costs, pre-tax	$1,000,000

There are minimal expected cost savings from the transaction, other than funding costs, fees related to the Senior Debt revolving bank line of credit, and elimination of BVF Directors’ expense.  BVF incurred funding costs of $919,000 for the year ended December 31, 2013. BVF incurred fees related to the Senior Debt revolving bank line of credit of $59,000 for the year ended December 31, 2013.  BVF incurred $355,000 of Directors’ expense for the year ended December 31, 2013.

The following unaudited pro forma combined consolidated financial information and accompanying notes showing the impact on the historical financial conditions and results of operations of the Company, and HBC’s, acquisition of BVF on November 1, 2014, have been prepared to illustrate the effects of the acquisition under the acquisition method of accounting.  Under the acquisition method of accounting, the Company records the assets acquired and liabilities assumed from BVF at their fair values. The fair values assigned to the respective assets and liabilities are preliminary and subject to change. The following methodologies were used to estimate the fair value of the following assets and liabilities:

•                Premises and Equipment, net.  With the exception of BVF’s operating lease for office space, the book value of such assets approximates fair value.  A discounted cash flow model was used to compare actual lease payments to market rates for similar properties and terms to determine the fair value adjustment for the operating lease.

•                 Factoring receivables.  The fair value of factoring receivables is based on estimated rates of return expected by market participants discounted over the expected duration of the portfolio which is less than 60 days.  BVF’s allowance for loan losses is eliminated under the acquisition method because the fair value of factoring receivables already includes a component for credit losses.

•                 Other borrowings.  The carrying value of other borrowings approximates its fair value based on the current pricing of the borrowings in relation to market rates and terms for similar arrangements.

•                Customer relationship intangibles - clients and brokers.  The fair value of these intangibles is based on a discounted cash flow model that considers the retention rate of business from existing customers and the amount and duration of such cash flows.

•                 Non-compete agreement intangible.  The fair value of this intangible is based on a discounted cash flow model that is based on the amounts to be paid over the period of the agreement.

In addition to these fair value adjustments, the Company has estimated the need for a reserve for income taxes of $250,000 for uncertain tax positions of BVF and for a reserve of $50,000 for certain expenses.

The unaudited pro forma combined consolidated balance sheet as of June 30, 2014 is presented as if the HBC acquisition of BVF had occurred on June 30, 2014. The unaudited pro forma condensed combined income statement for the six months ended June 30, 2014 is presented as if the acquisition had occurred on January 1, 2014.  The unaudited pro forma condensed combined income statement for the year ended December 31, 2013 is presented as if the acquisition had occurred on January 1, 2013.  The historical consolidated financial information has been adjusted to reflect supportable items that are directly attributable to the acquisition and, with respect to the income statement only, expected to have a continuing impact on consolidated results of operations, as such, one-time acquisition costs are not included. The unaudited pro forma condensed combined financial statements are provided for informational purposes only. The unaudited pro forma condensed combined financial statements are not necessarily, and should not be assumed to be, an indication of the results that would have been achieved had the acquisition been completed as of the dates indicated or that may be achieved in the future. The preparation of the unaudited pro forma combined consolidated financial statements and related adjustments required management to make certain assumptions and estimates. The unaudited pro forma condensed combined consolidated financial statements should be read together with:

•                  the accompanying notes to the unaudited pro forma condensed combined consolidated financial statements;

•                  the Company’s audited consolidated financial statements and accompanying notes as of and for the years ended December 31, 2013 and 2012, included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013;

•                  BVF’s audited consolidated financial statements and accompanying notes as of and for the years ended December 31, 2013 and 2012, included elsewhere in this Current Report on Form 8-K/A;

•                  BVF’s unaudited consolidated financial statements and accompanying notes as of June 30, 2014 and for the six months ended June 30, 2014 and 2013, included elsewhere in this Current Report on Form 8-K/A; and

•                other information pertaining to the Company, HBC and BVF incorporated by reference into, or included in, this Current Report on Form 8-K/A.

HERITAGE COMMERCE CORP AND BVF/CSNK ACQUISITION CORP.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

As of June 30, 2014

	Heritage	BVF/CSNK
	Commerce	Acquisition			Pro Forma
	Corp	Corp.	Adjustments		Combined
	(Dollars in thousands)
Assets
Cash and due from banks	$32,162	$3,472	$(20,268	)(a)	$15,366
Interest-bearing deposits in other financial institutions	17,256	—	—		17,256
Total cash and cash equivalents	49,418	3,472	(20,268)		32,622
Securities available-for-sale, at fair value	261,489	—	—		261,489
Securities held-to-maturity, at amortized cost	95,972	—	—		95,972
Loans held-for-sale - SBA, at lower of cost or fair value, including deferred costs	2,269	—	—		2,269
Loans, net of deferred fees	990,341	38,313	(100	)(b)	1,028,554
Allowance for loan losses	(18,592)	(786)	786	(c)	(18,592)
Loans, net	971,749	37,527	686		1,009,962
Federal Home Loan Bank and Federal Reserve Bank stock, at cost	10,314	—	—		10,314
Company owned life insurance	50,452	—	—		50,452
Premises and equipment, net	7,237	200	109	(d)	7,546
Goodwill	—	1,214	11,501	(e)	12,715
Other intangible assets	1,297	—	2,150	(f)	3,447
Accrued interest receivable and other assets	30,422	1,316	(1,158	)(g)	30,580
Total assets	$1,480,619	$43,729	$(6,980)		$1,517,368

Liabilities and Shareholders’ Equity
Liabilities:
Deposits:
Demand, noninterest-bearing	$456,235	$—	$—		$456,235
Demand, interest-bearing	193,041	—	—		193,041
Savings and money market	354,175	—	—		354,175
Time deposits-under $100	20,379	—	—		20,379
Time deposits-$100 and over	195,619	—	—		195,619
Time deposits-brokered	33,614	—	—		33,614
CDARS - money market and time deposits	14,785	—	—		14,785
Total deposits	1,267,848	—	—		1,267,848
Other borrowings	—	30,355	—		30,355
Accrued interest payable and other liabilities	31,246	3,842	2,552	(h)	37,640
Total liabilities	1,299,094	34,197	2,552		1,335,843

Shareholders’ equity:
Preferred stock	19,519	—			19,519
Common stock	132,911	3,261	(3,261	)(i)	132,911
Retained earnings	29,187	6,271	(6,271	)(j)	29,187
Accumulated other comprehensive loss	(92)	—	—		(92)
Total shareholders’ equity	181,525	9,532	(9,532)		181,525
Total liabilities and shareholders’ equity	$1,480,619	$43,729	$(6,980)		$1,517,368

See accompanying notes

HERITAGE COMMERCE CORP AND BVF/CSNK ACQUISITION CORP.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

As of June 30, 2014

		(Dollars in thousands)
(a)	Cash paid to BVF stockholders for acquisition
	Purchase price of $22,520, less 10% holdback for 18 months, per terms of the Purchase Agreement		$(20,268)

(b)	Adjust the BVF factoring portfolio to fair value		$(100)

(c)	Eliminate the BVF allowance for loan losses		$786

(d)	Property lease below fair market value		$109

(e)	Goodwill created from the transaction:
	BVF tangible assets acquired		$42,515
	Less: BVF liabilities assumed		(34,197)
	Purchase accounting adjustments:
	Adjust the BVF factoring portfolio to fair value	$(100)
	Eliminate the BVF allowance for loan losses	786
	Property lease above fair market value	109
	Customer relationship intangibles - clients & brokers	1,900
	Non-compete agreement intangible	250
	Reserve for expenses	(50)
	Total pre-tax adjustments	2,895
	Less: deferred income taxes	(1,158)
	Total after-tax adjustments		1,737
	Reserve for income taxes		(250)
	Net assets acquired from BVF		$9,805

	Purchase price		$22,520
	Less net assets acquired from BVF		9,805
	Goodwill created from transaction		12,715
	Eliminate existing BVF goodwill		(1,214)
	Goodwill adjustment		$11,501

(f)	Other intangible assets created from the transaction:
	Customer relationship intangibles - clients & brokers		$1,900
	Non-compete agreement intangible		250
	Other intangible assets adjustment		$2,150

(g)	Other assets:
	Deferred income taxes on purchase accounting adjustments		$(1,158)

(h)	Other liabilities:
	Purchase price 10% holdback for 18 months		$2,252
	Reserve for income taxes		250
	Reserve for expenses		50
	Other liabilites adjustment		$2,552

(i)	Eliminate BVF common stock		$(3,261)

(j)	Eliminate BVF retained earnings		$(6,271)

HERITAGE COMMERCE CORP AND BVF/CSNK ACQUISITION CORP.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME

For the Six Months Ended June 30, 2014

	Heritage	BVF/CSNK
	Commerce	Acquisition			Pro Forma
	Corp	Corp.	Adjustments		Combined
	(Dollars in thousands)
Interest income:
Loans, including fees	$22,756	$5,577	$—		$28,333
Securities, taxable	4,217	—	—		4,217
Securities, non-taxable	1,012	—	—		1,012
Interest-bearing deposits in other financial institutions	62	—	—		62
Total interest income	28,047	5,577	—		33,624

Interest expense:
Deposits	1,027	—	—		1,027
Other borrowings	1	464	—		465
Total interest expense	1,028	464	—		1,492

Net interest income before provision for loan losses	27,019	5,113	—		32,132
Provision (credit) for loan losses	(208)	74	—		(134)
Net interest income after provision for loan losses	27,227	5,039	—		32,266

Noninterest income:
Service charges and fees on deposit accounts	1,266	—	—		1,266
Gain on sales of SBA loans	599	—	—		599
Increase in cash surrender value of life insurance	795	—	—		795
Servicing income	661	—	—		661
Gain on sales of securities	50	—	—		50
Other	693	334	—		1,027
Total noninterest income	4,064	334	—		4,398

Noninterest expense:
Salaries and employee benefits	13,062	2,065	—		15,127
Occupancy and equipment	1,932	255	18	(a)	2,205
Data processing	502	—	—		502
Insurance expense	538	6	—		544
FDIC deposit insurance premiums	454	—	—		454
Software subscriptions	438	29	—		467
Correspondent bank charges	365	6	—		371
Low income housing investment losses	353	—	—		353
Professional fees	712	341	—		1,053
Foreclosed assets, net	(19)	—	—		(19)
Other	3,331	763	137	(b)	4,231
Total noninterest expense	21,668	3,465	155		25,288

Income before income taxes	9,623	1,908	(155)		11,376
Income tax expense	3,223	788	(62	)(c)	3,949
Net income	6,400	1,120	(93)		7,427
Dividends on preferred stock	(448)	—	—		(448)
Net income available to common shareholders	$5,952	$1,120	$(93)		$6,979

Earnings per common share:
Basic	$0.20	$—	$0.03	(d)	$0.23
Diluted	$0.20	$—	$0.03	(d)	$0.23

Weighted average common shares outstanding - basic	26,365,167	—	—		26,365,167
Weighted average common shares outstanding - diluted	26,493,466	—	—		26,493,466

See accompanying notes

HERITAGE COMMERCE CORP AND BVF/CSNK ACQUISITION CORP.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME

For the Six Months Ended June 30, 2014

		(Dollars in thousands)
(a)	Occupancy and equipment expense adjustment:
	Property lease below fair market value		$109
	Amortized over 3 years (36 months)	/	36
	Monthly amortization expense		3
	Six months amortization from January 1, 2014 through June 30, 2014	X	6
	Occupancy and equipment expense adjustment		$18

(b)	Other noninterest expense adjustments:
	Customer relationship intangibles - clients & brokers		$1,900
	Amortized over 10 years (120 months)	/	120
	Monthly amortization expense		16
	Six months amortization from January 1, 2014 through June 30, 2014	X	6
	Customer relationship intangibles - clients & brokers amortization expense		$95

	Non-compete agreement intangible		$250
	Amortized over 3 years (36 months)	/	36
	Monthly amortization expense		7
	Six months amortization from January 1, 2014 through June 30, 2014	X	6
	Non-compete agreement intangible amortization expense		$42

	Customer relationship intangibles - clients & brokers amortization expense		95
	Non-compete agreement intangible amortization expense		42
	Other noninterest expense adjustment		$137

(c)	Income tax expense (benefit) on pre-tax adjustments		$(62)

(d)	Earnings per share adjustments:
	Heritage Commerce Corp net income		$6,400
	BVF net income		1,120
	Adjustments to net income		(93)
	Pro Forma Combined net income		7,427
	Dividends on preferred stock		(448)
	Pro Forma Combined net income available to common shareholders		$6,979

	Pro Forma Combined net income available to common shareholders		$6,979
	Less Pro Forma Combined undistributed earnings allocated to Series C Preferred Stock		853
	Pro Forma Combined distributed and undistributed earnings allocated to common shareholders		$6,126

	Weighted average common shares outstanding for basic earnings per common share		26,365,167
	Dilutive effect of stock options outstanding, using the the treasury stock method		128,299
	Shares used in computing diluted earnings per common share		26,493,466

	Pro Forma Combined basic earnings per share		$0.23
	Less Heritage Commerce Corp basic earnings per share		0.20
	Adjustment to basic earnings per share		$0.03

	Pro Forma Combined diluted earnings per share		$0.23
	Less Heritage Commerce Corp diluted earnings per share		0.20
	Adjustment to diluted earnings per share		$0.03

HERITAGE COMMERCE CORP AND BVF/CSNK ACQUISITION CORP.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME

For the Year Ended December 31, 2013

	Heritage	BVF/CSNK
	Commerce	Acquisition			Pro Forma
	Corp	Corp.	Adjustments		Combined
	(Dollars in thousands)
Interest income:
Loans, including fees	$41,570	$10,731	$—		$52,301
Securities, taxable	9,472	—	—		9,472
Securities, non-taxable	1,530	—	—		1,530
Interest-bearing deposits in other financial institutions	214	—	—		214
Total interest income	52,786	10,731	—		63,517

Interest expense:
Deposits	2,369	—	—		2,369
Subordinated debt	229	—	—		229
Other borrowings	2	919	—		921
Total interest expense	2,600	919	—		3,519

Net interest income before provision for loan losses	50,186	9,812	—		59,998
Provision (credit) for loan losses	(816)	105	—		(711)
Net interest income after provision for loan losses	51,002	9,707	—		60,709

Noninterest income:
Service charges and fees on deposit accounts	2,457	—	—		2,457
Increase in cash surrender value of life insurance	1,654	—	—		1,654
Servicing income	1,446	—	—		1,446
Gain on sales of SBA loans	449	—	—		449
Gain on sales of securities	38	—	—		38
Other	1,170	866	—		2,036
Total noninterest income	7,214	866	—		8,080

Noninterest expense:
Salaries and employee benefits	23,450	4,184	—		27,634
Occupancy and equipment	4,043	551	36	(a)	4,630
Professional fees	2,588	749	—		3,337
Software subscriptions	1,289	51	—		1,340
Low income housing investment losses	1,252	—	—		1,252
Data processing	1,078	—	—		1,078
Insurance expense	1,032	12	—		1,044
FDIC deposit insurance premiums	894	—	—		894
Correspondent bank charges	684	41	—		725
Foreclosed assets	(251)	—	—		(251)
Other	5,663	1,503	273	(b)	7,439
Total noninterest expense	41,722	7,091	310		49,123

Income before income taxes	16,494	3,482	(310)		19,666
Income tax expense	4,954	1,439	(124	)(c)	6,269
Net income	11,540	2,043	(186)		13,397
Dividends and discount accretion on preferred stock	(336)	—	—		(336)
Net income available to common shareholders	$11,204	$2,043	$(186)		$13,061

Earnings per common share:
Basic	$0.36	$—	$0.06	(d)	$0.42
Diluted	$0.36	$—	$0.06	(d)	$0.42

Weighted average common shares outstanding - basic	26,338,161	—	—		26,338,161
Weighted average common shares outstanding - diluted	26,386,452	—	—		26,386,452

See accompanying notes

HERITAGE COMMERCE CORP AND BVF/CSNK ACQUISITION CORP.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME

For the Year Ended December 31, 2013

		(Dollars in thousands)
(a)	Occupancy and equipment expense adjustment:
	Property lease below fair market value		$109
	Amortized over 3 years (36 months)	/	36
	Monthly amortization expense		3
	12 months amortization from January 1, 2013 through December 31, 2013	X	12
	Occupancy and equipment expense adjustment		$36

(b)	Other noninterest expense adjustments:
	Customer relationship intangibles - clients & brokers		$1,900
	Amortized over 10 years (120 months)	/	120
	Monthly amortization expense		16
	12 months amortization from January 1, 2013 through December 31, 2013	X	12
	Customer relationship intangibles - clients & brokers amortization expense		$190

	Non-compete agreement intangible		$250
	Amortized over 3 years (36 months)	/	36
	Monthly amortization expense		7
	12 months amortization from January 1, 2013 through December 31, 2013	X	12
	Non-compete agreement intangible amortization expense		$83

	Customer relationship intangibles - clients & brokers amortization expense		190
	Non-compete agreement intangible amortization expense		83
	Other noninterest expense adjustment		$273

(c)	Income tax expense (benefit) on pre-tax adjustments		$(124)

(d)	Heritage Commerce Corp net income		$11,540
	BVF net income		2,043
	Adjustments to net income		(186)
	Pro Forma Combined net income		13,397
	Dividends on preferred stock		(336)
	Pro Forma Combined net income available to common shareholders		$13,061

	Pro Forma Combined net income available to common shareholders		$13,061
	Less Pro Forma Combined undistributed earnings allocated to Series C Preferred Stock		2,013
	Pro Forma Combined distributed and undistributed earnings allocated to common shareholders		$11,048

	Weighted average common shares outstanding for basic earnings per common share		26,338,161
	Dilutive effect of stock options outstanding, using the the treasury stock method		48,291
	Shares used in computing diluted earnings per common share		26,386,452

	Pro Forma Combined basic earnings per share		$0.42
	Less Heritage Commerce Corp basic earnings per share		0.36
	Adjustment to basic earnings per share		$0.06

	Pro Forma Combined diluted earnings per share		$0.42
	Less Heritage Commerce Corp diluted earnings per share		0.36
	Adjustment to diluted earnings per share		$0.06